EXHIBIT 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Amendment No.1 to the Amended and Restated License Agreement

This amendment No.1 to the Amended and Restated License Agreement (this “Amendment”) is made and entered into by and between Daiichi Sankyo Company, Limited, a Japanese corporation having an office and principal place of business at 5-1 Nihonbashi-honcho 3-chome, Chuo-ku, Tokyo 103-8426, Japan (“Daiichi Sankyo”), and Nuvation Bio Inc., a corporation organized under the laws of the state of Delaware, USA, having its office at 1500 Broadway, Suite 1401, New York, NY 10036, US (“Nuvation Bio”). Daiichi Sankyo and Nuvation Bio are each referred to herein by name, individually as a “Party” or collectively as the “Parties”.

RECITALS

A.
Daiichi Sankyo and Nuvation Bio entered into the Amended and Restated License Agreement as of April 1st, 2026 (the “Agreement”).
B.
Pursuant to Section 4.4 of the Agreement, following the execution of the Agreement, the Parties discussed in good faith and finalized the contents of Exhibit H in writing, and the Parties now wish to replace the interim Exhibit H attached to the Agreement with such finalized version.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein, the Parties hereby agree as follows:

1.
Exhibit H of the Agreement is hereby deleted in its entirety and replaced with Exhibit H attached hereto.
2.
This Amendment shall become effective as of the date last signed by the Parities.
3.
Except as expressly amended by this Amendment, all other terms and conditions of the Agreement shall be unchanged and remain in full force and effect.
4.
This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed to constitute one and the same instrument. The Parties agree that execution of this Amendment by industry standard electronic signature software shall have the same legal force and effect as the exchange of original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, Daiichi Sankyo and Nuvation Bio have caused this Amendment to be executed by their duly authorized representatives, each as of the date set forth below such Party's signature.

DAIICHI SANKYO COMPANY, LIMITED	NUVATION BIO INC.
By: /s/ Go Saito	By: /s/ Richard Xue
Printed Name: Go Saito, Ph.D.	Printed Name: Richard Xue
Title: VP, Global Business Developemnt	Title: VP, Clinical Operations
Date: 2026/08/17	Date: 2026/09/01

Exhibit H

Safusidenib Data

[***]	[***]			[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]